NEWBUILDINGS	12 Months Ended
Dec. 31, 2011
NEWBUILDINGS [Abstract]
NEWBUILDINGS
14.	NEWBUILDINGS

(in thousands of $)	2011	2010
Purchase price installments	186,159	-
Interest costs capitalized	3,610	-
Other costs capitalized	331	-
	190,100	-

As at December 31, 2011, the Company has entered into newbuilding contracts to construct seven LNG carriers and two FSRUs at a total contract cost of $1.9 billion. See note 30 for the expected timing of the remaining installments to be paid.